Exhibit 99.1

1 INVESTOR PRESENTATION | October 2023 Extracting American Lithium DLE DIRECT LITHIUM EXTRACTION

2 Proposed Transaction in millions, except per share values Pro forma capitalization Shares outstanding 21.0 Price per share $10.00 Equity value $210.0 (-) Cash to balance sheet $46.0 (+) Debt - Enterprise value $164.0 Pro forma ownership (# shares) ABM shares 12.0 Sponsor shares 3.6 Public shares 3.4 PIPE shares 2.0 Total shares 21.0 57% 17% 16% 10% SPAC common shares ABM shares SPAC sponsor shares Equity PIPE Sources ABM shareholder equity $120.0 SPAC cash in trust1 36.0 PIPE proceeds (equity) 20.0 Total sources $176.0 Uses ABM shareholder equity $120.0 Cash to balance sheet 46.0 Transaction costs 10.0 Total uses $176.0 2 1. Analysis is based on a scenario with 0% redemptions

3 Presenters Sebastian Lux Co-CEO | MBA, MSAS David Graber Co-CEO | Chairman | MBA • 25 years in business development with multinational companies • Co-founded Genuine Origin, a division of Volcafe & ED&F Man • Created multiple disruptive international logistic commodity supply chains • Managing Principal of Cobrador Capital, LLC • Former Natural Resources Investment Banking MD at New Century Capital Partners and National Securities Corporation • Sr. VP and Director at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston • 30+ years of experience in investing • Currently the Chairman of Seaport Global Asset Management’s Investment Committee • Co-Founded the Seaport Group • Held leadership roles at Amroc Securities and Libra Investments • 30+ years of experience in distressed and high yield investing • Member of SGAM’s Investment Committee and Managing Member of Sunset Way LLC • Held leadership roles at several companies including Live Entertainment, Inc., Bally’s Grand, Inc. and New Millennium Homes Stephen Smith CEO | Chairman Jay Burnham CFO | Director

4 Seaport Global Acquisition II Corp. (NYSE: SGII) - $36M cash in trust Stephen Smith CEO | Chairman • 30+ years of experience in investing • Seaport Global Asset Management’s (SGAM) CEO and Chairman of its Investment Committee • Co-Founded the Seaport Group, a full-service independent investment bank offering capital markets advisory, sales, trading, and research services in 2001 • Managing Director focusing on distressed sales and trading at Amroc Securities, a financial service firm • Co-founded Libra Investments, a distressed debt broker-dealer acquired by U.S. Bancorp in 1999 Jay Burnham CFO | Director • 30+ years of experience in distressed and high yield investing • Member of SGAM’s Investment Committee and Managing Member of Sunset Way LLC • Investment Analyst and Manager for multiple companies before becoming the Portfolio Manager at Cypress Management, LLC, an investment management firm • Was a director of a number of public and private companies in turnaround situations such as Live Entertainment, Inc., Bally’s Grand, Inc. and New Millennium Homes, LLC Amroc Securities Libra Investments (acquired by U.S. Bancorp) Cypress Management Rocker Management As its sponsor, Seaport Global Asset Management (“SGAM”) provides SGII with a global platform for transaction execution & special situations investing: ▪ SGAM is an SEC registered investment advisor and alternative investment management firm founded in 2017 ▪ Seaport Global Holdings LLC (“SGH”) is a global investment bank with 17 offices across the U.S. and Europe ▪ Seaport has extensive expertise in deep-rooted fundamental analysis and in structuring complex capital markets transactions and has consistently delivered double-digit IRRs across SGAM vehicles Prior Successes AUM: $191M1 4 1. Combined estimated assets under management (“AUM”) as of June 30, 2023 of SGAM and Founder's Family Office

5 Seaport’s Investment Thesis: Reports1 Market ABM is well positioned as an investment opportunity given its favorable valuation, near-term growth catalysts & strong management team Geologists Location Geologist review of ABM’s 14,260 acre claim shows flowing brines of up to 200ppm Li and 743 mineral claims ESG Use of Direct Lithium Extraction (DLE) provides an efficient and environmentally friendly extraction method Financials2 1. ABM Technical Report published by Bradley Peek on July 6, 2023 2. Based on Management’s Base Case assumptions Base case scenario offers compelling returns on first project alone Global supply-demand imbalance expected to support elevated lithium prices for foreseeable future Technical Report notes presence of significant concentration of lithium in brine of oil and potash wells from 1978 analysis Adjacent claims in Paradox Basin (Utah) have demonstrated proven reserves valued in excess of billions of dollars

6 An environmentally responsible minerals exploration and development company • Mining lithium through direct lithium extraction (DLE) • Spearheading the effort to domestically support the U.S.’s urgent need for critical minerals Corporate Overview Current portfolio includes 743 mineral claims on 14,260 acres with eight wells and existing infrastructure in Utah Technical reports indicate assets are mineral rich with supersaturated lithium brines DLE reduces the industry’s environmental footprint Expert team with 100+ years of natural resource project development, M&A and operational leadership 6 Li

7 Lithium Demand is Far Outpacing Supply Global Lithium Supply & Demand1 Kilotons lithium carbonate equivalent Despite an abundance of rich domestic sources, the US is almost entirely dependent on foreign sources of lithium 2025 0 2015 2020 2030 4,000 3,000 2,000 1,000 Demand, high case Demand, base case Unannounced supply Secondary supply Confirmed supply Additional early-stage supply Transformation to a clean energy economy requires U.S. lithium independence What the data shows is that we are at just the beginning of a generational challenge, not one that’s going to be solved in the 2020s.” - Simon Moores, CEO, Benchmark 1. Mined production volume. Forecasted potential production accounts for historical utilization rates as a result of external disruptions and economic curtailments (7%) – modeled at 93% of available capacity. Production includes volumes which may not have been refined, including stockpiled direct shipping ore and spodumene concentrate. Source: MineSpans; McKinsey lithium demand model

8 Global Lithium Market Pricing Lithium Prices Remain Elevated1 Price of battery-grade lithium carbonate per metric ton Lithium Carbonate DDP China Yuan/mt spot price in January 2023 up nearly 550% from March 2021. $41,727 (July 2023) 2,3 Battery-grade lithium prices continue to rise driven by strong electric vehicle (EV) demand Governments are phasing out internal combustion engines in favor of EVs, resulting in increased demand for metals needed to produce EV batteries Even with increased lithium carbonate production, supply is expected to fall woefully short of demand in coming years Global lithium pricing expected to normalize after a period of fluctuating market speculation, however, demand is expected to grossly outstrip supply USD As the world transitions to a clean energy economy, global demand for these critical minerals is set to skyrocket by 400-600 percent over the next several decades… …and, for minerals such as lithium and graphite used in electric vehicle (EV) batteries, demand will increase as much as 4,000 percent.” – Tesla Chairwoman Robyn Denholm $0 $20,000 $40,000 $60,000 $80,000 2010 2012 2014 2016 2018 2020 2022 2023 8 1. Prices for 2010-2021 are annual averages from the U.S. Geological Survey. Prices for 2022 are from S&P Global Commodity Insights on May 4, 2022 2. Fastmarkets, Battery material price data 3. Tradingeconomics.com Chart: Canary Media | Source: U.S. Geological Survey

9 3. U.S. 4. Finland 5. Norway 6. Germany 7. South Korea 8. Sweden 9. Japan 10. Australia 1. China 2. Canada The U.S. Domestic Lithium Supply Crisis American dependency on foreign lithium has reached crisis levels The U.S. currently produces less than 5% of the global lithium supply The U.S. government has mandated that it extracts itself from foreign supply dependency No U.S. company is at production level using ESG friendly direct lithium extraction methods New EV rebates require minimum U.S. sourced lithium quantities to be used in the manufacturing of batteries CA, NY, and VA are the first states to require that all new cars sold in 2035 be electric vehicles is strongly positioned to meet the required U.S. Li production with proven mineral rich assets in southern Utah 9 18 21 17 21 13 2 1 3 4 15 10 6 2 9 3 15 1 8 16 2 1 4 10 3 8 9 17 6 5 1 3 7 6 2 12 13 9 4 11 7 2 5 8 8 11 1 10 Country (Overall Ranking) Raw Materials Battery Manufacturing ESG Industry, Innovation & Infrastructure Downstream Demand 6 2 Source: BloombergNEF BNEF 2022 global lithium-ion battery supply chain ranking The U.S. is 2nd in Global Battery Demand, But Only 6th in Raw Materials Necessary to Provide the Supply

Recent Industry Transactions

Multi-National Corporations are Investing in Critical Battery Materials

Mergers & Acquisitions

Acquirer	Target	Valuation	Date
Lithium Americas	MILLENNIAL LITHIUM	$491M	January 2022[1]
EUROPEAN LITHIUM	SIZZLE	$750M	October 2022[2]

Financings

Company	Financier	Amount	Valuations
PIEDMONT LITHIUM	LG	$75M	$1B+[5]
Lithium Americas	GM	$650M	$3B[6]
ANSON RESOURCES	Common stock	$50M	$250M+[7]
Lilac	BMW	$150M	$450M[8]

Off-Take Transactions

Acquirer	Target	Payment	Tons
BMW	EUROPEAN LITHIUM	$15M	50,000 TPA[3]
	PIEDMONT LITHIUM	Average market price	125,000 SC6[4]

US DOE Grants

Company	Type	Amount
Lilac	DoE Grant	$50M[9]
PIEDMONT LITHIUM	DoE Grant	$142M[10]
	DoE Grant	$150M[11]

1. Cassels "LITHIUM AMERICAS ACQUIRES MILLENNIAL LITHIUM FOR $491 MILLION" (January 25, 2021)
2. Business Wire "CORRECTING and REPLACING Critical Metals…" (October 28, 2022); pre-money valuation
3. Business Wire "Critical Metals Corp. Announces Execution of Binding Lithium Offtake Agreement with BMW" (December 20, 2022)
4. Piedmont Lithium press release (January 3, 2023)
5. Piedmont Lithium press release (February 16, 2023)
6. Global Newswire "Lithium Americas Announces Initial Closing of $650 Million Investment from General Motors" (February 16, 2023)
7. Anson Resources press release (September 16, 2022)
8. Mining Technology "Lithium technology company Lilac Solutions raises $150m" (October 7, 2021); pre-money valuation; BMW was an investor in this series B round, was no the only financier
9. Lilac Solutions "Lilac Solutions Selected by U.S. Department of Energy for $50 Million Award to Unlock U.S. Lithium Production" (October 19, 2022)
10. Piedmont Lithium press release (October 19, 2022)
11. PR Newswire "Albemarle Secures DOE Grant for U.S.-Based Lithium Facility to Support Domestic EV Supply Chain" (October 19, 2022)

ABM American Battery Materials

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11 Lisbon Valley, Utah DLE Project Mining process currently accounts for roughly half the carbon footprint of a battery cell and the best way to reduce the carbon footprint of minerals is to stop shipping them across 9,000 kilometers of ocean before refining them.” -Tesla Chairwoman Robyn Denholm 11

Flagship Lithium DLE Project

Lisbon Valley, Utah

ABM's property position consists of 743 mineral claims staked in one contiguous group on U.S. government lands administered by the U.S. Bureau of Land Management ("BLM")

Li

Technical reports show Paradox Basin supersaturated brines of 500 ppm Li (2661 ppm LCE)

DLE mitigates environmental concerns relating to lithium extraction

Developed infrastructure, including high voltage electrical, roads and access to rail lines

Located in Eastern Utah consisting of **743 mineral** claims across **14,260 acres** of federal land, including **eight existing re-entry well candidates**

Historical data shows supersaturated brine (40% minerals, 60% water) with reported lithium values ranging from **81 to 500ppm** and estimated flows **2,000-4,000 barrels** of daily production brine per well[1]

1. ABM Technical Report published by Bradley Peek on July 6, 2023

ABM American Battery Materials

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13 Project Validation to Date 2022 2023 2024 RESPEC Engineering engaged Completion of drilling procurement package (AFE) Comprehensive geological and geophysical data review 2nd revision of Technical Report – SK1300 compliant 3rd revision of Technical Report – 14,000+ acre asset BLM Application accepted for drill permit of Superior 88-21 Federal well Acquired 102 mineral claims and 2000 acres Aggregation of Paradox Basin drilling and geological data Application for permits to drill (APD) Complete subsurface mapping of horizons Acquisition of additional 640 mineral claims - 20+ square miles Valley asset development plan - OPEX/CAPEX

14 Project location Advantageous Project Location With over 300+ climate friendly days and a fully developed infrastructure, the Paradox Basin is one of the most attractive places in the U.S. for a successful and efficient extraction process 25 miles southwest of Moab Not adjacent to any national parks or recreational sites Area is a mix of federal, state and private lands High desert climate with year-round access Historically rich industrial and natural resource extraction area

15 Lisbon Assets Technical Report1 The brines were not thought to be important until 1962, when Southern Natural Gas intersected the brine zone with a very substantial flow of brines under tremendous pressure There is abundant evidence from oil and gas and potash wells drilled in the Paradox Basin that indicate that there is a high probability of intersecting super saturated brines It is believed that there is a substantial indication that lithium mineralization in brines occurs beneath the subject property There is also substantial evidence that other valuable minerals besides lithium, such as potassium, magnesium, calcium chloride, bromine and boron, may be recoverable from the brines, as well – Prepared by Peek Consulting, Inc. July 6, 2023 Compound/Element % ppm Na2O 9.24 92,400 K2O 2.91 29,100 Li2O 0.073 730 CaO 1.30 13,000 MgO 7.44 74,400 CO2 0.056 560 SO3 0.021 210 B2O3 0.84 8,400 P2O5 0.0009 9 Cl 19.44 194,400 Br 0.32 3,200 I 0.003 30 Specific Gravity 60/60°F = 1.261 pH = 5.5 Target compounds/minerals 1. ABM Technical Report published by Bradley Peek on July 6, 2023

16 Secured Key Geotech Engineering Partners ABM has retained RESPEC Company LLC as its geotech, engineering and resource management partner to assist in the exploration and development of its Lisbon Valley properties RESPEC provides services to the energy industries from grassroots exploration to operating mine settings Project focus is directed on services, drill program design, full procurement drilling and well completion to various brine and disposal projects With more than 50 years of experience in service to the extraction, mining and oil and gas market worldwide, RESPEC has performed extensive geological and engineering work in the Paradox Basin stratigraphy

17 Positioned as a Lower Risk Industry Profile Infrastructure Geology Permitting Time to Market Market Demand • Fully developed infrastructure for logistical and energy needs • USGS open file report data confirm brines of 340ppm+ lithium • Utah based project meets both U.S. critical mineral and global requirements • Access to both state and federal lands in a mining zone 60+ miles from national parks • DLE brine with smaller footprint, capex and permitting requirements • Electrical, gas, solar and wind power available • Paradox Basin is a proven Li geological resource • US Li CAGR is 11.9%1 through 2030 • Utah is a historically pro-mining state that fully supports extraction of natural resources • ABM permitting process has started with the completion of archeological studies 1. https://www.grandviewresearch.com/industry-analysis/lithium-market

18 Direct Li Extraction & the American Environment DLE offers significant promise of increasing supply, reducing the industry’s environmental, social, and governance (ESG) footprint, and lowering costs, with already announced capacity contributing to around 10 percent of the 2030 lithium supply, as well as to other less advanced projects in the pipeline.” – McKinsey & Company E S G 18

DLE & Environmental Benefits

American dependency on foreign lithium has reached crisis levels.
DLE addresses this critical need without destroying the earth

Direct Lithium Extraction (DLE)



Conventional evaporation ponds (~2 years)
ABM Direct Lithium Extraction (DLE) (~2 h)
Mg/Ca removal
Boron removal
LiCl
Li2CO3
ABM
Underground brine

ESG

ABM will deploy DLE in selective brine extraction to provide a cost-effective, efficient, faster-to-production, and significantly more environmentally friendly method versus traditional mining practices

DLE lowers greenhouse gas emissions, leaving a substantially lower carbon footprint than traditional extraction methods

DLE reduces the land requirements by over 97% when compared to evaporation and hard-rock projects

DLE reduces waste production with no tailings, ponds or open pits, and returns 100% of the brine brought to the surface to similar depths in a closed loop system

DLE extracts brackish water far below the water table and with salinity levels that significantly exceed any acceptable levels for human or animal consumption

DLE reduces the overall amount of time needed for the lithium extraction process

DLE removes the need for large fresh water sources

ABM American Battery Materials

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20 Accelerated Time to Market with DLE Potential aggregate delay Extraction process Infrastructure buildout Permit acquisition process Land acquisition 8-15 7-12 6-9 3-4 Crustal Project Spodumene Project Salar Brine Project This significant advantage in positioning will allow ABM to select the very best of developing technology in brine extraction, leading to cost and production efficiencies This ultimately allows ABM to shorten its time to market over other resource-heavy mining projects, pointing to an anticipated shorter return on investment ABM is positioned far ahead of new and developing lithium projects, including area selection, permitting and partner selection ABM has the significant advantage of being one of the first to market with a U.S. brine that is available for DLE brine extraction pilot programs DLE extraction methods have successfully been utilized in other industries such as water treatment and oil waste for decades Est. Project Length in Years DLE

21 Financials E S G

22 Upcoming Milestones for Corporate Actions Administrative Milestone Capex Milestone Production Milestone Begin application process for federal loan programs SPAC merger completed Drilling of exploration wells DLE partner selection SK-1300 resource report Build pilot plant Exploration permits processed Commence drilling of production wells Pursue off-take agreements Pilot plant production Build production plant Production plant begins lithium production Pre-Production Phase Production Phase 2023 2024 2025 2026

G&A Growth & Development Strategy1 Acquisition Geo/Entry study Permitting Exploration wells SK-1300 report Extraction pilot Production / conversion wells PHASE 2 PHASE 3 PHASE 4 PHASE 5 $0.3M $3.2M $0.1M $5.0M $0.7M $3.2M 2023 Launch project in the early stages of a global lithium super cycle forecasted to expand significantly for 20+ years Partner with leading brine extraction (DLE) technologies that are fastest into production, most efficient, cost effective and can deliver at the highest extraction rates Become a vertically integrated, leading service provider for the critical mineral extraction process for owners Continue the acquisition, exploration and extraction of significant US lithium resources in historically proven territories Cost per phase $2.0M $1.7M $6.6M $16.9M $14.8M $41.8 M $0.4M $0.3M $5.0M $5.6M $6.3M $0.6M $0.3M $1.0M $6.4M $0.1M $10.0M $11.9M Capex Expenses Opex Expenses PHASE 1 TOTAL $0.3M $1.7M $1.4M $2.7M $2.7M $2.7M $11.6M 23 2025 1. Based on Management’s Base Case assumptions

Annual Operating Expenses Per Ton1 2 24 • Management expects the average selling price of LCE to be $26,500 per ton • The annual operating expenses shown are expected to start in 2026 when the production period begins • The Lisbon Valley Project is projected to have the following production features: • 51 wells • 142,000+ barrels of brine per day • 10,000+ tons LCE per year ANNUAL OPERATING EXPENSES ITEM PER TON Raw Materials $1,293 Utilities & Fuel 1,128 Fluid Disposal 939 Maintenance 610 Overhead Expenses 578 Wireline and Pump Service 180 Wellhead & Site Facilities Service 126 Transportation/Trucking 18 SUBTOTAL $4,871 1. Based on Management’s Base Case assumptions

Long-term Capital Expenditures1 2 25 The Pilot Plant is expected to be built by the end of 2025 to validate ABM’s strategy before building a full-scale production plant DEVELOPMENT CAPITAL Pilot Plant $10 Production Wells 98 Pipes 31 Production Plant 200 Total Development Capital $339 ANNUAL SUSTAINING CAPITAL Well Conversion $6 (In millions) 1. Based on Management’s Base Case assumptions ABM plans to develop up to 51 production wells to maximize lithium extraction and production Annual sustaining capital will be required to keep wells operational and continuing producing maximum volumes at high conversion ratios

DLE
DIRECT LITHIUM EXTRACTION
ESG
Li
Critical
Mineral

ABM
American Battery Materials

americanbatterymaterials.com

500 West Putnam Avenue | Suite 400
Greenwich, CT 06831| USA

Company
+1-800-998-7962
IR@AmericanBatteryMaterials.com

SeaportGlobal

seaportglobal.com

360 Madison Avenue | 22nd Floor
New York, NY 10017| USA

Company
+1-212-616-7700

27 Appendix E S G

28 Sebastian Lux Co-CEO | MBA, MSAS 25 years in business dev. with multinational companies; Co-founded Genuine Origin, a division of Volcafe & ED&F Man; Created multiple disruptive international logistic commodity supply chains Agustin Cabo Director of Finance | CFA, MBA Chartered Financial Analyst with 13 years of experience in finance across equity research, investment management, corporate finance and accounting Scott Avanzino COO | MS Geology Oil and gas development and marine construction expert with 25 years of experience in exploration geology, wellsite operations, marine logistics and operations Brad Peek Geologist | MS Geology |Qualified Person 35 years experience in project management, mineral exploration and in computer applications in mineral exploration and mining and water engineering - qualified person Ryan Zarkesh DLE Chemist | PhD inorganic Chemistry 20 years expert in inorganic and DLE process chemistry. Previously Co-Founder and Dir. of Chemistry of of Lilac Solutions where he developed materials and manufacturing processes for the lithium mining industry David Graber Co-CEO | Chairman | MBA Managing Principal of Cobrador Capital, LLC,. He was Managing Director, Invest. Banking at New Century Capital Partners and National Securities Corporation, Sr. VP and Director at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston Management & Advisory Team

ABM
American Battery Materials

Board of Directors



Sebastian Lux
MBA, MSAS, AB Economics

25 years in business dev. with multinational companies; Co-founded Genuine Origin, a division of Volcafe & ED&F Man; Created multiple disruptive international logistic commodity supply chains



Adam Lipson
MD Neuroscience

Managing partner as a neurosurgeon at IGEA Brain, Spine & Orthopedics in New York City and New Jersey. He has over a decade of experience as a private investor in over 20 biotechnology and biomedical device companies



Justin Vorwerk
MBA, AB Economics

Has held positions as a Managing Director in Investment Banking with Goldman Sachs, The Royal Bank of Scotland, Deutsche Bank Securities, as well as Donaldson, Lufkin & Jenrette, and Credit Suisse. FINRA Series 7,63,24



David Graber
MBA

Managing Principal of Cobrador Capital, LLC,. He was Managing Director, Invest. Banking at New Century Capital Partners and National Securities Corporation, Sr. VP and Director at Donaldson, Lufkin & Jenrette and Credit Suisse First Boston



Andrew Suckling
MA

Non-Executive Chairman of Cadence Minerals the Non-Executive Director of Macarthur Minerals and a board member of the privately held company, IronMan Ltd.



Dylan Glenn

Senior Director At Eldridge Partners. former Chairman of Guggenheim KBBO Dubai. Special Assistant to President George W. Bush on economic policy. Former Director Renewable Energy Group now a division of Chevron



Jared Levinthal
J.D.

Attorney, Partner with Lightfoot Franklin & White, PLLC in Houston, Texas. Mr. Levinthal is a graduate of the University of Texas School of Law and is a graduate of Tulane University

ABM
American Battery Materials
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The Engineering Behind DLE

Targeting Highly Efficient Direct Lithium Extraction (DLE) Technology


Pumping of native brine
Extraction of brine
Solar Panel
Non-evaporitic Extractive Method X
Lithium deprived spent brine
Re-injection of lithium deprived brine
Li Salts
Saline Aquifer
Produced brine components
Direct Lithium Extraction
Lithium
Production well
Injection well
Saline Aquifer

ABM is evaluating leading DLE technology companies

- The most technologically advanced approach for DLE from brines is adsorption of lithium using inorganic sorbents
- Extraction of lithium with inorganic molecular sieve ion-exchange sorbents appears to offer **one of the most immediate pathways for the development of economic lithium extraction**

Competitive advantages of the technology

- Reduced impurities – **by over 99%**
- Rapid and high recovery
- Low energy consumption
- No evaporation
- Lower water consumption
- Not weather dependent
- Smaller environmental footprint

ABM American Battery Materials

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31 Environmental Advantages of DLE Closed Loop DLE Production from geothermal deposits could be the holy grail of sustainable lithium production, providing both clean geothermal energy and a source of lithium. Fastmarkets estimates put 168 ktpa LCE of geothermal capacity in the pipeline, with potential for a further 280 ktpa LCE from one project alone.” – Fastmarkets Traditional lithium mining faces major hurdles with important considerations of environmental damage, regulatory issues, controversial mining practices and territorial litigation. The environmental toll has often been overlooked in part because there is a race underway among the United States, China, Europe and other major powers.” – NYTimes

32 Disclaimer This presentation (this “Presentation”) is provided for informational purposes only and has been prepared by American Battery Materials, Inc. (“ABM”) and Seaport Global Acquisition II Corp. (“SGII”) in connection with the proposed business combination between them (the “Business Combination”) and must not be relied upon for any other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. No Offer or Solicitation This Presentation and any oral statements made in connection with this Presentation are not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities, or a commitment of ABM or SGII with respect to any of the foregoing, and this Presentation shall not form the basis of any contract. The securities to which this Presentation relates have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any other jurisdiction. Any offer to sell securities, if made, would be made only pursuant to a definitive subscription agreement and in reliance upon an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, not involving any public offering. ABM and SGII reserve the right to amend or terminate discussions with any or all potential investors, to accept or reject any proposals and to negotiate with, or cease negotiations with, any party regarding any transaction involving ABM or SGII for any reason. There shall not be any offer or sale of any securities of SGII in any jurisdiction where, or to any person to whom, such offer or sale may be unlawful under the laws of such jurisdiction. No Representation or Warranty This Presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate ABM, SGII or a possible investment decision with respect to the Business Combination. The recipient agrees and acknowledges that this Presentation is not intended to form the basis of any investment decision by the recipient and does not constitute investment, tax or legal advice. No representations or warranties, express or implied, is or will be given by ABM, SGII or any of their respective affiliates, directors, officers, employees or advisers or any other person as to the value that may be realized in connection with the Business Combination, the legal, regulatory, tax, financial, accounting or other effects of the Business Combination or the accuracy or completeness of the information in this Presentation or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of the Business Combination, and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this Presentation is preliminary in nature and is subject to change, and any such changes may be material. Any information, data or statistics on past performance or modeling contained herein is not an indication as to future performance. Neither ABM nor SGII assume any obligation to update the information in this Presentation. Recipients of this Presentation should each make their own evaluation of ABM and SGII and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Only those representations and warranties that are expressly made by ABM or SGII in a definitive written agreement, if executed, and subject to the limitations and restrictions specified therein, shall have any legal effect.

33 Disclaimer Continued Industry and Market Data Industry and market data used in this Presentation have been obtained from third-party industry publications and sources as well as from research reports prepared for other purposes. Although all such information has been obtained from sources believed to be reliable and are included in good faith, neither ABM nor SGII has independently verified the data obtained from these sources and cannot assure you of the data’s accuracy or completeness. Accordingly, no representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of such data. Recipients are cautioned not to place undue weight on such information. Forward Looking Statements This Presentation includes “forward-looking statements”. ABM’s and SGII’s actual results may differ from expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements may include, for example, statements about our ability to complete the Business Combination, or, if we do not consummate the Business Combination, any other business combination; the benefits of the Business Combination; the future financial performance of the combined company (“New ABM”) following the Business Combination; expansion plans and opportunities; our public securities’ potential liquidity and trading; the lack of a market for our securities; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect New ABM or the expected benefits of the Business Combination; the Trust Account not being subject to claims of third parties; and our financial performance following the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside ABM’s and SGII’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the ability to complete the Business Combination; the ability to maintain the listing of SGII’s securities on a national securities exchange following the Business Combination; the potential liquidity and trading of SGII’s public shares; the inability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, the amount of cash available following any redemption of public shares by SGII stockholders; the ability to attract, motivate and retain qualified employees, including members of its senior management team; potential failure to obtain governmental permits and approvals in order to conduct development and extraction operations; risk that New ABM is unsuccessful in managing growth; risk that there is no guarantee that New ABM’s development will result in the commercial extraction of mineral deposits; risks related to exploration, construction and extraction of mineral deposits; the ability to access the capital or financial markets; the development of non-lithium battery technologies; ABM’s research and development capabilities for direct lithium extraction and ability to secure capital for the implementation of brine processing plants; the impact of the novel coronavirus pandemic; potential lawsuits involving ABM or SGII; potential stockholder litigation and regulatory inquiries in connection with the Business Combination; expectations regarding the time during which SGII will be an “emerging growth company” under the JOBS Act; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus of SGII contained in the Registration Statement on Form S-4 (the “Proxy”) filed with the SEC with respect to the Business Combination, including those under “Risk Factors” therein, and in ABM’s and SGII’s other filings with the SEC.

34 Disclaimer Continued Forward Looking Statements Continued ABM cautions that the foregoing list of factors is not exclusive. ABM and SGII caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither ABM nor SGII undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based. More information on potential factors that could affect ABM’s or SGII’s financial results is included from time to time in each of ABM’s and SGII’s public reports filed with the SEC, including its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K as well as the Proxy SGII filed with the SEC in connection with SGII’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed Business Combination. If any of these risks materialize or ABM’s and SGII’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that ABM and SGII do not presently know, or that ABM and SGII currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect ABM’s and SGII’s expectations, plans or forecasts of future events and views as of the date of this communication. ABM and SGII anticipate that subsequent events and developments will cause its assessments to change. However, while ABM and SGII may elect to update these forward-looking statements at some point in the future, ABM and SGII specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing ABM’s and SGII’s assessment as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Non-GAAP Financial Measures This Presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing ABM’s projected financial results. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, ABM and SGII are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. For the same reasons, ABM and SGII are unable to address the probable significance of the unavailable information, which could be material to future results. ABM and SGII believe these projected non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to ABM’s projected financial condition and results of operations. ABM and SGII believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing ABM’s projected financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These projected non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures.

35 Disclaimer Continued Use of Projections This Presentation contains certain forecasts. Neither ABM’s nor SGII’s independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, no independent auditor has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. The assumptions and estimates underlying the prospective financial and operational information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial and operational information. Projections are inherently uncertain due to a number of factors outside of ABM’s and SGII’s control. While all projections, estimates and targets are necessarily speculative, ABM and SGII believe that the preparation of prospective information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from those presented in the prospective financial and operational information. Inclusion of the prospective financial and operational information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial and operational information will be achieved. Important Information About the Proposed Business Combination and Where to Find It In connection with the proposed Business Combination, SGII has filed the Proxy statement with the SEC. SGII’s shareholders and other interested persons are advised to read the registration statement on Form S-4, the proxy statement/prospectus contained therein and the amendments thereto as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about SGII, ABM, New ABM and the proposed Business Combination. Shareholders will also be able to obtain copies of the Proxy, and other documents filed with the SEC that are incorporated by reference therein, without charge, at the SEC's website at www.sec.gov, or by directing a request to: The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication. Mr. David E. Graber American Battery Materials, Inc. 500 West Putnam Avenue, Suite 400 Greenwich CT 06830 Attention: David E. Graber Tel: (800) 998-7962 Mr. Stephen C. Smith Seaport Global Acquisition II Corp. 360 Madison Avenue, 23rd Floor New York, New York 10017 Attention: Stephen C. Smith Tel. (212) 616-7700

36 Disclaimer Continued Participants in the Solicitation SGII, ABM and their respective directors and executive officers may be deemed participants in the solicitation of proxies from SGII’s stockholders with respect to the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SGII stockholders in connection with the proposed Business Combination is set forth in the Proxy. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ABM and SGII reserve the right to negotiate with one or more parties and to enter into a definitive agreement relating to the transaction at any time and without prior notice to the recipient or any other person or entity. ABM and SGII also reserve the right, at any time and without prior notice and without assigning any reason therefor, (i) to terminate the further participation by the recipient or any other person or entity in the consideration of, and proposed process relating to, the transaction, (ii) to modify any of the rules or procedures relating to such consideration and proposed process and (iii) to terminate entirely such consideration and proposed process. No representation or warranty (whether express or implied) has been made by ABM, SGII or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives with respect to the proposed process or the manner in which the proposed process is conducted, and the recipient disclaims any such representation or warranty. The recipient acknowledges that ABM, SGII and their respective directors, officers, employees, affiliates, agents, advisors or representatives are under no obligation to accept any offer or proposal by any person or entity regarding the transaction. None of ABM, SGII or any of their respective directors, officers, employees, affiliates, agents, advisors or representatives has any legal, fiduciary or other duty to any recipient with respect to the manner in which the proposed process is conducted. Trademarks and Trade Names ABM and SGII own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with ABM or SGII, or an endorsement or sponsorship by or of ABM or SGII. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that ABM or SGII will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.